SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant To Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
- ------------------------------------------------------------------------------

                      THE NETWORK CONNECTION, INC.
                (Name of Registrant as Specified In Its Charter)

- ------------------------------------------------------------------------------

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[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      (2)   Aggregate number of securities to which transaction applies:

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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      paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (4) Date Filed:

THE NETWORK CONNECTION, INC.

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
TO BE HELD JUNE 11, 1998

To the Shareholders of
THE NETWORK CONNECTION, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting
(the "Annual Meeting") of Shareholders of The Network
Connection, Inc. (the "Company" or the "Corporation") will be held at the corporate offices of the Company, 1324 Union Hill
Road, Alpharetta, Georgia, on Thursday, June 11, 1998, at 10:00 a.m. local time for the following purposes:

1. To elect two (2) directors to hold office until the 2001
Annual Meeting;
2. To ratify the selection of Coopers & Lybrand L.L.P. as auditors of the Company for the Fiscal Year ending December
31, 1998; and
3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.
Only shareholders of record at the close of business on April
30, 1998 will be entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

By Order of
the Board of Directors

Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE
ANNUAL MEETING, PLEASE COMPLETE, SIGN AND
RETURN YOUR PROXY CARD PROMPTLY IN THE
ENCLOSED STAMPED ENVELOPE PROVIDED FOR
YOUR USE.  IF YOU DO ATTEND THE MEETING AND
DECIDE THAT YOU WISH TO VOTE IN PERSON, YOU
MAY WITHDRAW YOUR PROXY.


THE NETWORK CONNECTION, INC.
1324 Union Hill Road
Alpharetta, Georgia 30004

PROXY STATEMENT

For the Annual Meeting of Shareholders
To be Held on June 11, 1998

GENERAL INFORMATION CONCERNING SOLICITATION

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of The Network Connection, Inc. (hereinafter referred to as the "Company" or the "Corporation"), for its Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 A.M. on Thursday, June 11, 1998, or any adjournments thereof, at the corporate offices of the Company, 1324 Union Hill Road, Alpharetta, Georgia. Shares cannot be voted at the meeting unless their owner is present in person or represented by proxy. Copies of this proxy statement and the accompanying form of proxy shall be mailed to the shareholders of the Company on or about
May 1, 1998, accompanied by a copy of the Annual Report of the Company containing financial statements as of and for the Fiscal Years ended December 31, 1997 and 1996, together with other information respecting the Company.

If a proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the specifications made, or if no specification is made the shares will be voted to approve each proposition and to elect the nominee for director identified on the proxy. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a notice in writing revoking it. A proxy may also be revoked by any shareholder present at the Meeting who expresses a desire in writing to revoke a previously delivered proxy and to vote his or her shares in person. The mere presence at the Meeting of the person appointing a proxy does not revoke the appointment. In order to revoke a properly executed and returned proxy, the Company must receive a duly executed written revocation of that proxy before it is voted. A proxy received after a vote is taken at the Meeting will not revoke a proxy received prior to the Meeting; and a subsequently dated proxy received prior to the vote will revoke a previously dated proxy.

All expenses in connection with the solicitation of proxies, including the cost of preparing, handling, printing and mailing the Notice of Annual Meeting, Proxies and Proxy Statements will be borne by the Company. Directors, officers and regular employees of the Company, who will receive no additional compensation therefor, may solicit proxies by telephone or personal call, the cost of which will be nominal and will be borne by the Company. In addition, the Company will reimburse brokerage houses and other institutions and fiduciaries for their expenses in forwarding proxies and proxy soliciting material to their principals.







SECURITY OWNERSHIP OF MANAGEMENT
AND PRINCIPAL SHAREHOLDERS

At the close of business on April 30, 1998, there were outstanding 4,154,943 shares of Common Stock of the Company (the "Common Stock"), which constituted all of the issued and outstanding voting securities of the Company. Each shareholder is entitled to cast one vote for each share of Common Stock which is present at the Meeting either in person or by proxy. Only holders of record of the outstanding shares of the Common Stock at the close of business on April 30, 1998, will be entitled to vote at the Meeting. There are no pending legal proceedings to which any director, nominee for director or officer, or affiliate of the Company, or any owner of record or beneficially of more than five percent of the Common Stock, is a party adverse to the Company.

The following table sets forth certain information as of April
30, 1998 with respect to the beneficial ownership of the Common
Stock of the Company by each of the Company's directors, nominee for director, executive officers and all directors and executive officers of the Company as a group, and except as noted to the contrary, as of April 30, 1998 for each beneficial owner of more than 5% of the total number of outstanding shares of the Common Stock of the Company other than directors or executive officers.



Number Shares
Beneficially Owned(1)


Percent Owned
Wilbur Riner
1324 Union Hill Road
Alpharetta, GA 30201
Director, Chairman of the
Board of Directors and
Chief Executive Officer
   5,000(2)
*
James Riner
1324 Union Hill Road
Alpharetta, GA 30201
Director and Nominee for
Director and Vice
President of Research and
Development and
Engineering, Secretary
  78,184(3)
     1.9%
Bryan Carr
1324 Union Hill Road
Alpharetta, GA 30201
Director, Vice President
and Chief Financial
Officer, Treasurer
 128,500(4)
     3.1%




Arthur Bauer
13215 Pineview Drive
Clive, IA 50325
Director and Nominee for
Director
       -0-
*
Marc Doyle
P.O. Box 8688
Atlanta, GA 30306
Director
   1,500(5)
*
Barbara Riner
1324 Union Hill Road
Alpharetta, GA  30004

522,043(6)
   12.6%
Infinity Fund L.P.
3565 Piedmont Road N.E.
3 Piedmont Center
Atlanta, GA 30305

215,937(7)
    5.2%
William Harris Investors, Inc.
2 North Lasalle Street, Suite 400
Chicago, IL  60602

209,850(8)
   5.0%
All directors and executive officers
as a group (6 persons)

735,227(9)
   17.7%



(1) As used herein, the term beneficial ownership with respect to a security is defined by
Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) within 60 days of April 30, 1998.
Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment power with respect to all shares shown as beneficially owned by them.

(2) Does not include 490,120 shares held by Barbara Riner, the wife of Wilbur Riner.
Also does not include options exercisable to purchase an aggregate of 31,923 shares held by Barbara Riner. Mr. Riner has disclaimed all beneficial interest in the shares held by his wife. Includes options currently exercisable to acquire 5,000 shares of the
Company's common stock.

(3) Includes options currently exercisable to acquire 13,098 shares of the Company's common stock.

(4) Includes options currently exercisable to acquire 94,500 shares of the Company's common stock.

(5) Includes options currently exercisable to acquire 1,500 shares of the Company's common stock.

(6) Includes options currently exercisable to acquire 42,323 shares of the Company's common stock. Barbara Riner is the wife of Wilbur Riner. Does not include options to acquire
5,000 shares of the Company's common stock held by Wilbur Riner. Ms. Riner has disclaimed beneficial interest in the shares held by her husband.

(7) Share information was obtained from Infinity Fund L.P.

(8) Share information is derived from Securities and Exchange
 Commission filings.

(9) Includes options currently exercisable to acquire 141,021 shares of the Company's common stock by officers and directors of the Company.

* Less than 1%


DIRECTORS, NOMINEES FOR DIRECTOR
AND EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information with respect to directors, nominees for directors, executive officers and key employees of the Company as of April 30, 1998.

Name
Age
Position
Wilbur Riner(2)(3)(4)
69
Chief Executive Officer and Chairman of the
Board of Directors since 1986; President since
1997
James Riner(2)
33
Vice President - Research and Development and
Engineering; Director since 1986 and Nominee
for Director
Bryan Carr(3)
43
Vice President-Finance; Chief Financial Officer;
Chief Operating Officer; Treasurer; Director since
1996
   Marc Doyle(1)(2)(4)
50
Director since 1995
     Arthur Bauer(1)(2)(4)
59
Director since 1997 and Nominee for Director

(1)	Member of the Employee Stock Option Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Director Stock Option Committee.

(4)	Member of the Compensation Committee.

Wilbur Riner - Chairman, President and Chief Executive
Officer. Mr. Riner co-founded the Company with his son, James Riner, in 1986, at which time he became Chairman and Chief Executive
Officer. He is responsible for the overall direction of the Company and its operating divisions. Prior to joining the Company, from 1984 to 1986, Mr. Riner was the CEO of Asher Technologies, which was a manufacturer of telecommunications products. Prior to that, Mr. Riner had served as Executive Vice President for OKI Telecom's operations in the United States (1981-1984), Vice President /United States Sales and Marketing for Mitel Corp. (1979 to 1981), and General Manager of ITT North Microsystems for ITT Telecommunication (1975 to
1979). In all of these positions, Mr. Riner has combined technical expertise in telecommunications engineering with sales and marketing business acumen. Mr. Riner is the husband of Barbara Riner and the father of James Riner.

James Riner-Vice President-Research and Development and
Engineering, Secretary and Director. Mr. Riner co-founded the
Company in 1986, joining the Company on a full-time basis as Vice President - Engineering and Research and Development, Secretary and Treasurer in 1987. In that capacity he is responsible for all product technical support, as well as all new product development. Mr. Riner co-developed the Company's TRIUMPH family of servers, including the TRAC asymmetric I/0 processor to provide RAID level protection
(1992). Mr. Riner is the son of Wilbur Riner and the stepson of Barbara Riner.

Bryan Carr-Vice President-Finance, Chief Financial Officer,
Chief Operating Officer, Treasurer and Director. Mr. Carr joined the Company in July 1995 as Chief Financial Officer and was appointed
Vice President - Finance in November 1995. Mr. Carr was appointed a director of the Company in April of 1996, Treasurer of the Company in November of 1996 and Chief Operating Officer in August of 1997. He is responsible for the Company's overall financial and operational management and policy making and conduct of the Company's relationship with creditors, shareholders and the financial community. Prior to joining the Company, from 1988 to 1995, Mr. Carr was Director of Business Administration for LXE, Inc., a public company providing wireless data communications products worldwide. From
1981 to 1988 he was Controller for UTL Corporation, a public company providing advanced communications systems for Government and commercial applications internationally. Prior to 1981 he was a senior auditor with Coopers & Lybrand.

Marc Doyle - Director. Mr. Doyle joined the Company in July
1995 as a director. Mr. Doyle founded in 1988, and is currently President of, Doyle & Associates, a program development and production company for television and industrial video material. From 1974 to 1988, Mr. Doyle was Director of Station Operations at WAGA-TV, a CBS affiliate, responsible for managing program acquisition and development as well as operational functions such as program production and marketing. During his tenure at WAGA, Mr. Doyle was a three time Emmy award winner and produced numerous award winning programs.

Arthur Bauer - Director. Mr. Bauer joined the Company in
August 1997 as a director.
Mr. Bauer, founded in 1977 and is currently President, Chief Executive Officer and primary shareholder of, American Media, Inc., the world's leader of how-to training products and services. Prior to 1977, Mr. Bauer served as vice president with Batten, Batten, Hudson & Swab, a management consulting and education company, where he started and managed the Creative Media Division. Mr. Bauer serves on the board of directors of NationsBank Iowa N.A. and owns a majority interest in AMI Specialties, a training and motivational products company.

Director's Terms

The Company has a classified Board of Directors, and the terms of only two members of the Board of Directors, James Riner and Arthur Bauer, terminate at the date of the 1998 Annual Meeting of Shareholders. Messrs. James Riner and Arthur Bauer currently serve as directors under two-year terms ending at the date of the 1998
Annual Meeting of Shareholders. Messrs. Wilbur Riner, and Bryan
Carr currently serve as directors under three-year terms ending at the date of the 1999 Annual Meeting of Shareholders. Mr. Marc Doyle currently serves as a director under a three-year term terminating at the date of the 2000 Annual Meeting of Shareholders.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own beneficially more than ten percent (10%) of the Common Stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that persons subject to the reporting requirements complied with all applicable Section 16(a) filing requirements during the fiscal year ended December 31, 1997.



SUMMARY COMPENSATION TABLE

The following table sets forth the amount of all compensation paid by the Company for services rendered during each of the three (3) Fiscal Years of the Company ended December 31, 1997, 1996 and 1995 to each of the Company's most highly compensated executive officers and key employees whose total (salary and bonus) compensation exceeded $100,000, and to the Chief Executive Officer of the Company during each of those periods.

SUMMARY COMPENSATION TABLE

				Annual Compensation
	Long Term

	Compensation


Name and
Principal Position


Year


Salary


Bonus

Other Annual
Compensation
Securities
Underlying
Options/SARs (#)






Wilbur Riner, Chairman,
President and Chief
Executive Officer
1997
1996
1995

$104,322
101,414
85,000

-0-
-0-
-0-

$23,400(1)
24,375(1)
23,400(1)

       100,000
20,000
-0-







Bryan Carr, Vice President -
Finance and Chief Financial
Officer
1997
1996
1995*
$101,667
95,625
32,561
-0-
-0-
-0-
$30,171(1)
18,888(1)
2,000(1)
80,000
99,000
23,000

* Reflects information since Mr. Carr joined the Company in August of 1995.

(1)  Consists of the following:


Automobile
Allowance

Commissions

Total
Wilbur Riner - 1997
       $5,400
     $18,000
$23,400
Wilbur Riner - 1996
5,625
18,750
24,375
Wilbur Riner - 1995
5,400
18,000
23,400

Bryan Carr - 1997
  $5,000
  $25,171
      $30,171
Bryan Carr - 1996
    4,800
    14,088
        18,888
Bryan Carr - 1995
    2,000
           0
          2,000


Mr. Riner and Mr. Carr, from time to time, provided significant assistance to the Company's sales and marketing staff in effecting sales of the Company's products, for which sales they received commission compensation. In addition, under the terms of Mr. Carr's Employment Agreement with the Company, Mr. Carr is entitled to receive .5% of Company net sales that exceed $500,000 in any calendar month.




Option/SAR Grants in Last Fiscal Year

The following table sets forth certain information with respect to individual grants of stock options and freestanding SARs made to the named executive officer during the year ended
December 31, 1997.

Individual Grants






Name

Number of
Securities
Underlying
Options/
SARs Granted
% of Total
Options/
SARs
Granted to
Employees
in Fiscal Year


Exercise
of Base
Price
($/Sh)




Expiration
Date
Wilbur Riner
100,000
24.1%
$7.50
8/20/07
Bryan Carr
         30,000
7.2%
$6.50
4/07/07
Bryan Carr
80,000
12.1%
$7.50
8/20/07

Aggregated Option/SAR Exercises in Last Fiscal Year and
FY-End Option/SAR Values

The following table sets forth certain information with respect to the exercise of stock options and freestanding SARs by each of the named executive officers during the last completed fiscal year, and the fiscal year-end value of unexercised options and SARs for the last completed fiscal year.








Name





Shares
Acquired on
Exercise (#)





Value
Realized
  ($)
Number of
Securities
Underlying
Unexercised
Options/SARs
at FY-End (#)
Exercisable/
Unexercisable


Value of
Unexercised
In -the-Money
Options/SARs at FY-
End ($) Exercisable/
Unexercisable





Wilbur Riner
-0-
-0-
5,000/115,000
$-0-/$-0-
Bryan Carr
-0-
-0-
94,500/102,500
$14,940/$-0-

Compensation of Directors

Directors who are employees of the Company receive no remuneration for their service as directors of the Company. Pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors, directors who are not employees of the Company receive for their services, on the date first elected as a member of the Board and on each anniversary thereafter if they continue to serve on the Board of Directors, an automatically granted option to acquire 1,000 shares of the Company's common stock at its fair market value on the date of grant; such options become exercisable in two equal annual installments if the individual continues at that time to serve as a director, and once exercisable remain so until the fifth anniversary of the date of grant. The Company reimburses directors for travel and lodging expenses, if any, in connection with attendance at Board meetings.

Employment and Consulting Arrangements

All of the Company's executive officers are employed under contracts approved by the Board of Directors.

Wilbur L. Riner serves as Chief Executive Officer and
President of the Company pursuant to the terms of a five-year employment agreement that terminates on October 31, 1998. Mr. Riner receives a minimum annual base salary of $85,000 per year. The employment agreement provides for payment of bonuses and for such other fringe benefits as are paid to other executive officers of the Company. Such fringe benefits take the form of medical coverage and an automobile expense allowance of $470 per month, the aggregate value of which is estimated at approximately $5,640 per year.

James E. Riner serves as Vice President of Research and
Development and Engineering and Secretary of the Company pursuant to the terms of a five-year employment agreement that terminates on October 31, 1998. Mr. Riner receives a minimum annual base salary of $75,000 per year. The employment agreement provides for payment of bonuses and for such other fringe benefits as are paid to other executive officers of the Company. Such fringe benefits take the form of medical coverage and an automobile expense allowance of $300 per month, the aggregate value of which is estimated at approximately $3,600 per year.

Bryan Carr serves as Vice President - Finance, Treasurer,
Chief Financial Officer and Chief Operating Officer of the Company pursuant to the terms of an employment agreement that terminates on October 31, 1998. Mr. Carr receives a minimum annual base salary of $85,000 per year. Mr. Carr also receives commissions of .5% for net sales that exceed $500,000 in any calendar month. The employment agreement provides for payment of bonuses and for such other fringe benefits as are paid to other executive officers of the Company. Such fringe benefits take the form of medical coverage and an automobile expense allowance of $400 per month, the aggregate value of which is estimated at approximately $4,800 per year.


Board Compensation Committee Report on Executive
Compensation

The Board of Directors of the Company has decided that the best way to attract and retain capable employees on a basis that will encourage them to perform at increasing levels of effectiveness and to use their best efforts to promote the growth and profitability of the Company and its subsidiaries, is to enter into employment agreements with its senior executive officers. During the fiscal year ended December 31, 1997, Messrs. Wilbur Riner, James Riner and Bryan
Carr all under contract with the Company. This enabled the Board to concentrate on particular employment contracts rather than on the formulation of more general compensation policies for all management and other personnel. As of April 30, 1998, all of the Company's senior members of management were employed under contracts approved by the full Board of Directors. The Company believes that its compensation levels as to all of its employees are comparable to industry standards.

In setting levels of compensation under such employment contracts, including that of Mr. Wilbur Riner as Chairman, President and Chief Executive Officer, and in approving management's compensation of all other Company employees, the Board of Directors evaluates the Company's overall revenue levels, the contribution of particular individuals to Company performance and industry compensation standards. Applying those standards, the Company's Compensation Committee in 1997 approved an increase in the base compensation to Messrs. Wilbur Riner from $101,000 to $138,000 per year and Bryan Carr from $100,000 to $120,000 per year. The members of the Company's Board of Directors, Compensation
Committee are Messrs. Wilbur Riner, Marc Doyle and Arthur Bauer.

CERTAIN RELATIONSHIPS AND RELATED
TRANSACTIONS

In March 1996, Barron Chase, the lead underwriter of its May
1995 initial public offering released certain "lock-up" restrictions on the holders of the Company's common stock, by (I) immediately releasing transfer restrictions on approximately 58,000 shares of common stock underlying stock options granted to members of management in January 1995 under the Company's employee stock option plan, (II) effective January 1, 1997, releasing transfer restrictions on another approximately 58,000 shares of common stock underlying stock options granted to members of management in January 1995 under the employee stock option plan, and (III) effective May 11, 1996, releasing transfer restrictions on shares of common stock purchased by all shareholders prior to the date of the Company's May 1995 initial public offering other than the shares held by management and members of the immediate family of Wilbur Riner, the Chairman and Chief Executive
Officer of the Company.



ACTION TO BE TAKEN UNDER THE PROXY

Unless otherwise directed by the grantor of the proxy, the persons acting under the accompanying proxy will vote the shares represented thereby: (a) for the election of the persons named in the next succeeding table as nominees for directors of the Company; (b) for the proposal to ratify the appointment of Coopers & Lybrand, L.L.P. as the Company's auditors for the current fiscal year; and (c) in connection with the transaction of such other business that may be brought before the Meeting, in accordance with the judgment of the person or persons voting the proxy.

I.	ELECTION OF DIRECTORS

Nominees

At the Meeting two directors are to be elected to hold office until the 2001 Annual Meeting of Shareholders or until their successors shall be elected and shall qualify. The names of the nominees for election as directors, who are both now serving as directors of the Company and whose current terms as directors terminate at the date of the 1998 Annual Shareholders Meeting, and certain information furnished to the Company by such nominees with respect to themselves, as of April 30, 1998, are set forth below. Unless authority to vote for either or both of the nominees is withheld, it is intended that shares represented by proxies in the accompanying form will be voted for the election of both of the following nominees. In the event that either of the nominees may become unable or unwilling to accept nomination or election, it is intended that the proxies will be voted for the election in his stead of such person(s), in substitution, as the Board of Directors may recommend. The Board does not know of any reason why either nominee will be unable or unwilling to serve if elected.


Director
Name


Age


Since
Principal Occupation
During Last
Five Years
      James Riner
33
*
*
      Arthur Bauer
59
*
*
_______
* See "Directors, Nominees for Director and Executive Officers of the Company" on pages 4 through 6.

The Board of Directors of the Company recommends that shareholders vote IN FAVOR OF both of the nominees for director.

Committees and Meetings of the Board

The Company has Audit, Compensation, Employee Stock
Option, and Director Stock Option Committees of its Board of
Directors. Messrs. Wilbur Riner, James Riner, Doyle and Bauer are members of the Audit Committee; and Messrs. Doyle, Bauer and Carr are members of the Compensation Committee; Messrs. Doyle and Bauer are members of the Employee Stock Option Committee; and Messrs. Wilbur Riner and Carr are members of the Director Stock
Option Committee. During the 1997 fiscal year, there was one meeting held by the Audit Committee, and one meeting held by the Compensation Committee. The function of the Audit Committee is to review the Company's financial statements and its ongoing results of operations on a quarterly basis, and to discuss and evaluate the financial controls that the Company has in place in order to assess the integrity of the Company's operations and its accounting and financial management practices. The function of the Compensation Committee is to evaluate management's decisions with respect to overall compensation levels for Company personnel, to make decisions with respect to the compensation of the Company's senior management, and to administer the Company's 1994 Employee Stock Option Plan. The Company's Board of Directors held four full meetings during the 1997 fiscal year. No director attended fewer than 75% of the meetings of the full Board of Directors during any periods in which such person served as a director in 1997, and no director attended fewer than 75% of the meetings of any committee of the Board of Directors on which such person served during the period in which he served.

II.	RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS FOR
	THE FISCAL YEAR ENDING DECEMBER 31, 1998

At the Meeting a vote will be taken on a proposal to ratify the appointment by the Board of Directors of Coopers & Lybrand, L.L.P. independent certified public accountants, as the independent auditors of the Company for the fiscal year ending December 31, 1998. Coopers
& Lybrand, L.L.P. has no interest in or any relationship with the Company except as its auditors.

During the Company's fiscal years ended December 31, 1996 and 1997, there were no disagreements with Coopers & Lybrand, L.L.P. on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Coopers & Lybrand, L.L.P., would have caused Coopers & Lybrand, L.L.P. to make reference to the matter in their report.

Management believes the appointment to be in the best interest of the Company and recommends that it be ratified.

A representative of Coopers & Lybrand, L.L.P. will be present at the Annual Meeting of Shareholders of the Company and will be given an opportunity to make a statement to the shareholders if he so desires. The representative will be available to respond to questions from shareholders.

OTHER BUSINESS

While management of the Company does not know of any matters which may be brought before the Meeting other than as set forth in the Notice of Meeting, the proxy confers discretionary authority with respect to the transaction of any other business. It is expected that the proxies will be voted in support of management on any question that may properly be submitted to the meeting.

INCLUSION OF SHAREHOLDER PROPOSALS
IN THE COMPANY'S PROXY STATEMENT

If any shareholder desires to put forth a proposal to be voted on at the 1998 Annual Meeting of Shareholders and wishes that proposal to be included in the Company's Proxy Statement to be delivered to shareholders in connection with such meeting, that shareholder must cause such proposal to be received by the Company at its principal executive office no later than January 31, 1999. Any request for such a proposal, should be accompanied by a written representation that the person making the request is a record or beneficial owner of the lesser of at least 1% of the outstanding shares of the Company's Common
Stock or $1,000 in market value of the Company's common shares and has held such shares for a least one year as required by the Proxy Rules of the Securities and Exchange Commission.

AVAILABILITY OF FORM 10-K

The Company will provide, without charge, to any shareholder, upon written request of such shareholder, a copy of the Annual Report on Form 10-KSB for the Fiscal Year ended December 31, 1997 as recorded with the Securities and Exchange Commission.

Any request for a copy of the Form 10-KSB should include a representation that the person making the request was the beneficial owner, as of the record date, of securities entitled to vote at the Annual Meeting of Stockholders. Such request should be addressed to: The
Network Connection, Inc., 1324 Union Hill Road, Alpharetta, Georgia
30004; Attention:  Bryan Carr, Vice President-Finance and Chief
Financial Officer.



PLEASE SIGN, DATE AND RETURN THE ENCLOSED
PROXY IN THE ENVELOPE PROVIDED FOR SUCH
PURPOSE

EXHIBIT A
THE NETWORK CONNECTION, INC.
Proxy-Annual Meeting of Shareholders
June 11, 1998

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN
CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS OF
THE NETWORK CONNECTION, INC. TO BE HELD ON JUNE 11, 1998.  THE
SHAREHOLDER HAS THE RIGHT TO APPOINT AS HIS PROXY A PERSON
(WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ANY PERSON
DESIGNATED BELOW, BY INSERTING THE NAME OF SUCH OTHER
PERSON IN ANOTHER PROPER FORM OF PROXY.
The undersigned, a shareholder of the Network Connection, Inc. (the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Wilbur Riner and
Bryan Carr, or either of
them, as his proxy with full power of substitution, for and in the name of the undersigned to attend the
Annual Meeting of the Shareholders to be held on June 11, 1998 at 1324 Union
Hill Road, Alpharetta,
Georgia, at 10:00 a.m., local time, and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly
come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER.  IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE
VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED BELOW AND
FOR ALL PROPOSALS.
1.	The Election of Directors
	Election of the following proposed directors to hold office until the year 2001 Annual
Meeting of Shareholders or until their successors shall be elected and shall qualify: James
Riner and Art hur Bauer.
	FOR ALL NOMINEES (except as marked to the contrary)
	WITHHOLD ALL NOMINEES
		(            )
		(            )

	AUTHORITY TO WITHHOLD A VOTE FOR ANY OF THE ABOVE NAMED
INDIVIDUALS SHOULD BE INDICATED BY LINING THROUGH OR
OTHERWISE STRIKING OUT THE NAME OF THE NOMINEE.

2.	Ratify the Appointment of Coopers & Lybrand, AUTHORITY TO WITHHOLD A VOTE
FOR ANY OF THE ABOVE NAMED INDIVIDUALS SHOULD BE INDICATED BY
LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF THE
NOMINEE as independent auditors for the Corporation for the fiscal year ending
December
31, 1998.
			(            ) FOR			(            ) AGAINST
	(            ) ABSTAIN
3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING.
			(            ) FOR			(            ) AGAINST
	(            ) ABSTAIN

Dated:_____________________________, 1998

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Signature

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Print Name

_______________
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Signature, if
Jointly
Held

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Print Name

PLEASE SIGN
EXACTLY AS
YOUR NAME
APPEARS HEREIN,
if signing as
attorney, executor,
administrator,
trustee or guardian,
indicate such
capacity.  All joint
tenants must sign.  If
a corporation, please
sign in full corporate
name by president or
by other authorized
officer.  If a
partnership, please
sign in partnership
name by authorized
person.
The Board of
Directors requests
that you fill in the
date and sign the
Proxy and return it
in the enclosed
envelope.
IF THE PROXY IS
NOT DATED IN
THE ABOVE
SPACE, IT IS
DEEMED TO BE
DATED ON THE
DAY ON WHICH
IT WAS MAILED
BY THE
CORPORATION.